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                                                                    EXHIBIT 23.3



                      CONSENT OF CUSHMAN & WAKEFIELD, INC.



     We consent to all references to us in Amendment No. 4 to the Registration Statement on Form S-4 of Shelbourne Properties III, Inc. under the captions "SUMMARY," "ALTERNATIVES TO THE CONVERSION" and "EXPERTS."



                                                     CUSHMAN & WAKEFIELD, INC.




New York, New York
December 8, 2000